Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Engineering the Alpha Advantage in Targeted Oncology

Unlocking New Treatment Options Across Solid Tumors:

Optimizing the Entire System

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Optimizing Structural Chemistry:

Choosing the Right Isotope

Not All ²¹²Pb Programs Are Created Equal

Advancing a Theranostic Approach:

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Expanding the Addressable Market

Direct-to-Hospital Delivery through Integrated Isotope Production

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

Reaching the Largest Addressable Market with Regional Manufacturing

Advancing a Diverse 212Pb-Based Oncology Portfolio

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-α-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window for VMT-α-NET

VMT-⍺-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in ASCO 2026 Data Analysis

VMT-α-NET Best Response Deepens Over Time

VMT-α-NET Responses Deepen Over Time

VMT-⍺-NET: Durable Disease Control Across All Doses

Spider Plot of Tumor Change Over Time by Patient

Best-in-class Safety Profile1

Blood Creatinine During Follow-up for All Patients Treated (n=68)

VMT-α-NET ’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)

VMT01 Clinical Data Support Further Development

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

A Decade of Deliberate, End-to-End Engineering

Built Over a Decade:

Abbreviations

APPENDIX

Deep Leadership Across Radiopharmaceutical and Drug Development

NETs Trials

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

Refractory Metastatic Melanoma Trials

ICI Combo Rationale: Strong Synergy with VMT01 in Melanoma

Metastatic Melanoma: Confirmed Partial Response after 2 Cycles of [212Pb]VMT01

Perspective’s CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

Construct Designed for Better Clinical Outcome

212Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors

Kinetics Matter: 212Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure

PERSPECTIVE® THERAPEUTICS

Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Corporate Presentation

August 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's pre-clinical and clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential total addressable market and commercial market opportunities for the Company's product candidates; the Company's manufacturing and distribution capabilities; the Company's expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company's product candidates and the potential application of these product candidates for other disease indications; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PERSPECTIVE® THERAPEUTICS

Engineering the Alpha Advantage in Targeted Oncology

- Targeted alpha therapy
- Proprietary chelator
- Full stack manufacturing platform with regional infrastructure
- Robust pipeline
- Cash runway into late 2027
- Multiple 2026-7 catalysts

Three clinical programs, Broad patient coverage

VMT-α-NET (SSTR2)
Ph 1/2a, 43% ORR in first half of Cohort 2 (inv.-assessed, n=23) with favorable safety profile (n=68)[1]

VMT01 (MC1R)
Ph 1/2a, 3.0 mCi monotherapy and nivolumab (BMS) combo; 27 pts dosed[2]
Data expected late 2026

PSV359 (FAP-α)
Multiple solid tumors, enrolled Cohort 3

VMT-α-NET Follow up data Accepted: ESMO	VMT01 3.0 mCi Ph 1/2a data	PSV359 Initial clinical data	Manufacturing: Chicago Metro LA Metro	VMT-α-NET Phase 3 readiness	Cash Runway: Into late 2027

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
[2]As of July 31, 2026

PERSPECTIVE® THERAPEUTICS

Unlocking New Treatment Options Across Solid Tumors:

Higher potency payloads with cancer-specific targeting


S
C
XBT
IO
ADC
RPT
212Pb Alpha

Surgery
Physical removal
No systemic reach

Chemo
Systemic but
non-specific

External Beam
Localized potency
Limited targeting

Immuno-Therapy
Targeted but
variable response

ADCs
Precision delivery
Moderate payload

Radio Pharmaceutical Therapy
Precision targeting +
alpha-particle potency

Radiopharmaceutical therapies combine the targeting precision of ADCs with the cell-killing potency of alpha-emitting radioisotopes — unlocking new treatment options across solid tumors

Optimizing the Entire System

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive Projected Annual TAM

$45B+

Clinically Validated Modality

PLUVICTO® LUTATHERA®

High Potency Payloads with Cancer-Specific Targeting



To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

- The Right Radioisotope ^{212}Pb
- Optimized Structural Chemistry
- Theranostic Approach
- Manufacturing Network

See slide Expanding the Addressable Market for additional details regarding potential market opportunity

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile expected to meet patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(77 patients dosed)[1,2]

Melanoma
VMT01

^{212}Pb therapy targeting **MC1R**

Evaluating monotherapy activity and synergy with checkpoint inhibitor

Safety profile expected to allow for earlier lines of therapy

Phase 1/2a data expected late 2026

(27 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Well-known cancer associated target expressed in many solid tumors

Human data support strong tumor uptake with fast renal clearance

Phase 1/2a data expected 2027

(17 patients dosed)[1]

Multiple clinical value inflection catalysts in the next 12 months

[1]As of July 31, 2026; [2]Out of the 77 patients, 76 patients have NETs, and 1 patient has meningioma

Optimizing Structural Chemistry:

Alpha emitter + Pb specific chelator + engineered peptides



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Proprietary Radioligand Platform Optimizes Therapeutic Index

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Choosing the Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- *Better anti-tumor activity*
- *Better safety profile*
- *Cleaner decay chain*
- *Better clinical profile*
- *Isotope access & scalability*
- *Better patient management*
- *Better patient selection*

^{212}Pb Lead-212
α radiation

Potency
Off-Target Damage
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

BEST OVERALL PROFILE

^{225}Ac Actinium
α radiation

Potency
Off-Target Damage *
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

POTENT BUT PROBLEMATIC

^{177}Lu Lutetium
β radiation

Potency
Off-Target Damage
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

PROVEN BUT LIMITED

*Daughter isotopes
Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope
Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

PERSPECTIVE® THERAPEUTICS

Not All ^{212}Pb Programs Are Created Equal

Proprietary chelator for lead-based RPTs

GENERIC CHELATOR

DOTA

Net charge: 2-


$^{203}Pb^{2+}$

- ✗ Leaks up to 36% of ^{212}Bi (in vitro)[1]
- ✗ Negative charge → kidney reuptake[2]
- ✗ Not optimized for Pb isotopes
- ✗ May limit therapeutic window

PERSPECTIVE PROPRIETARY Pb-SPECIFIC CHELATOR

PSC

Net charge: 0 (neutral)


$^{203}Pb^{2+}$

- ☑ Minimal ^{212}Bi redistribution (preclinical)[3]
- ☑ Neutral charge → rapid renal clearance (preclinical)
- ☑ Designed specifically for Pb isotopes
- ☑ Emerging favorable safety profile across 3 clinical programs

U.S. Patent No. 12128115 B2

GENERIC CHELATOR

TCMC

Net charge: 2+


$^{203}Pb^{2+}$

- ✗ Ejects ~16% of ^{212}Bi daughter (in vitro)
- ✗ Positive charge may increase nonspecific uptake in liver & kidneys[2]
- ✗ Not optimized for Pb isotopes
- ✗ May limit therapeutic window

Proprietary chelator -> differentiated safety profile

[1]Vegt E, et al. J Nucl Med. 2010; [2]Mirzadeh et al., Radiochimica Acta, 1993; [3]Li M, et al. Curr Med Chem. 2020; .

Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30 → **Compound 3-42** → **Compound 3-59**







[1]World Molecular Imaging Congress 2024 abstract #82

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor



Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload



Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

PERSPECTIVE THERAPEUTICS

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, ~$2.0bn annual US sales[2]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Sarcoma	*17k*	
Neuroendocrine Tumors	***12k***	**Lutathera, >$600m annual US sales[2]**

Potential TAM of

~$45B+

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for 3Q2025, FY2025, 1Q2026, 2Q2026
See slide Expanding the Addressable Market for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Expanding the Addressable Market

- Approved radiopharmaceuticals address only <10% of tumors
  - PLUVICTO and LUTATHERA: ~$2.4B in U.S. sales

- Our pipeline of clinical candidates to differentiated targets provide broad coverage across the largest solid tumor populations with the highest unmet need:

250K+ addressable patients across 10+ tumor types



$45B+
addressable market
$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other
Metastatic addressable market (US) for all targets

▶ PERSPECTIVE TARGETS:

MC1R	SSTR2	FAP (top 5 only)	CCK2R
Up to	Up to	Upwards of	Up to
$3B	**$16B**	**$20B**	**$6B**
MC1R+ addressable market	SSTR+ addressable market	FAP+ addressable market	Target+ addressable market
6K	**67K**	**122K**	**82K**
Stage III/IV MC1R+ patients	Metastatic SSTR2+ patients	Metastatic FAP+ patients	Metastatic target+ patients
Market can be large even in niche indications with very high unmet need	SSTR2 beyond GEP-NETs offers significant additional markets	Expression across nearly all solid tumors for pan-cancer potential	Target addresses very high unmet needs with potential to transform markets

| Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

PERSPECTIVE® THERAPEUTICS

Direct-to-Hospital Delivery through Integrated Isotope Production



Regional Manufacturing Site
Hospital
Weekly
Alpha-PRIME unit
New IP enables commercial scale manufacturing
HOSPITAL
Central stockpile
Isotope Purification
Synthesis & Radiolabeling
Delivery
228Th Thorium 1.9 y
224Ra Radium 3.6 d
212Pb Lead 10.6 h

Central stockpile

- Central Thorium-228 supply
- Long-term DOE contract
- Radium-224 generators shipped regionally

Isotope Purification

- Produce & extract radionuclide
- Daily Lead-212 collection
- Multiple patient doses/day
- >99.99% Lead-212 purity

Synthesis & Radiolabeling

- Lead-212–ligand conjugation using proprietary chelator
- Batch-based production
- ~30-minute process

Delivery

- Existing distribution in place
- Proven infrastructure
- Path already established by approved diagnostic products

PERSPECTIVE® THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM *onwards*
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle

Reaching the Largest Addressable Market with Regional Manufacturing

Top 6 sites cover >90% US population within a one half-life (11 hour) delivery radius[1]

Sites	Today	2027 [2]	2028-9	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Potential Locations				
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m



CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within 1 half-life of ^{212}Pb (11 hrs)

Network designed to ensure reliable commercial supply for ready-to-administer therapeutics

[1] Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary; [2] Based on current Company Plans and estimates

PERSPECTIVE® THERAPEUTICS

Advancing a Diverse ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate Evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026 *(accepted at ESMO)*	PERSPECTIVE
		Other SSTR2+ Tumors	Meningioma				Initial data late 2027	PERSPECTIVE
VMT01[1]	**MC1R**	Melanoma *Imaging & Therapy*	Monotherapy				Phase 1/2a data late 2026	PERSPECTIVE
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data late 2026	PERSPECTIVE
PSV359[2]	**FAP-α**	Solid Tumors					Initial Phase 1/2a data 2027	PERSPECTIVE
PSV594[3]	**CCK2R**	Solid Tumors					Initiate therapeutic dosing	PERSPECTIVE
Multiple	*Undisclosed*						First in human images	PERSPECTIVE

[1]Alternative construct for imaging: VMT02; [2]Alternative construct for imaging: PSV377; [3]Alternative construct for imaging: PSV507

PERSPECTIVE THERAPEUTICS

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer



~250K

living with disease in the US[2]

~12K

new diagnoses annually in the US[3]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[4] with standard of care LUTATHERA®

~$850M Trailing 12 months worldwide sales of LUTATHERA® [5]

>10% LUTATHERA® annual sales growth rate[5]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Dasari A, Wallace K, Halperin DM, et al. Epidemiology of Neuroendocrine Neoplasms in the US. *JAMA Netw Open*. 2025;8(6):e2515798. Published 2025 Jun 2. doi:10.1001/jamanetworkopen.2025.15798; [3]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [4]LUTATHERA USPI; [5]Financial report for 3Q2025, FY2025, 1Q2026, 2Q2026

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Preliminary Phase 1 Data for Cohort 2*

43% ORR in patients regardless of SSTR2 expression profile

50% ORR in patients with all SSTR2+ lesions

72% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

Optionality through additional cohorts

Accepted for presentation at ESMO

Fast Track Designation

*First half of patients in Cohort 2. One participant had a non-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window for VMT-α-NET

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 95-97 weeks follow up

Cohort 1
2.5 mCi x 4
n = 2

Reached 6-107 weeks follow up

Cohort 2
5.0 mCi x 4
n = 46

Tumor assessment presented on 23 patients

Reached 2-38 weeks follow up

Cohort 3
6.0 mCi x 4
n = 8 + 12 = 20

DLT assessment completed in 8 patients

Cohort 4*
Frontloading
6/5/5/4 mCi
n = 8

Enrolling

Phase 3 registration study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Meningioma
n=1

Enrolling

Potential expansion into SCLC, breast cancer, head & neck cancer

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.
*Subsequent to the presentation, additional patients received treatment as of July 31, 2026.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	27 *(40%)*
	Male	41 *(60%)*
Race [n, (%)]	White	63 *(93%)*
	Black	1 *(2%)*
	Asian	2 *(3%)*
	Multiple	2 *(3%)*
ECOG Performance Status [n, (%)]	0	54 *(79%)*
	1	14 *(21%)*
Time from dx to enrollment [mos]	Median,	38
	Range	5 - 317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	65 *(96%)*
	• Pancreatic NET	30 *(46%)*
	• Non-pancreatic GEP-NET	34 *(50%)*
	• Bronchial NET	2 *(3%)*
	• Pheochromocytoma/paraganglioma	1 *(2%)*
Grade [n, (%)]	G1	15 *(22%)*
	G2	44 *(65%)*
	G3	9 *(13%)*
No. prior syst rx	Median	1
	Range	0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	57 *(84%)*
	Small molecule (e.g., sunitinib)	9 *(14%)*
	Immunotherapy	2 *(3%)*
	Chemotherapy	17 *(25%)*

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

Patient Exposure and Follow-up with [^{212}Pb]VMT-α-NET in ASCO 2026 Data Analysis

Safety analysis (n=68): Cohort 1 through Cohort 3

Tumor assessment presented: Cohort 1 and Cohort 2 5.0 mCi First Half

	Cohort 1 2.5 mCi	Cohort 2 5.0 mCi First Half	Cohort 2 5.0 mCi Second Half	Cohort 3 6.0 mCi	All Patients Treated
Number of patients *(%)*	2	23	23	20	68
Exposure (doses) n (%)					
1	--	3 *(13%)*	2 *(9%)*	4 *(20%)*	9 *(13%)*
2	--	--	1 *(4%)*	8 *(40%)*	9 *(13%)*
3	--	--	2 *(9%)*	1 *(5%)*	3 *(4%)*
4	2 *(100%)*	20 *(87%)**	18 *(78%)*	7 *(35%)*	47 *(69%)*
Follow-up					
Median (wks)	96	66	51	14	46
Range (wks)	95-97	6-107	6-64	2-38	2-107

*One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET Best Response Deepens Over Time

22 months after first dose or most recent tumor assessment


Cohort 2
[212Pb]VMT-α-NET 5.0mCi
Best % change in sum of diameters from baseline
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
8.7
7.9
3.2
2.6
-5.1
-9.1
-18.9
-22.0
-22.0
-22.4
-25.0
27.5
-31.9
-40.7
-54.5
-54.6
-57.4
-59.5
-64.3
-65.5
-66.7
-74.1
*

Among patients whose tumors all express SSTR2 (*n = 16*):

- **50% response rate**
- **72% progression free and alive**

First half of patients in Cohort 2. One participant had a non-evaluable post baseline scan (therefore not shown).
*Heterogeneous SSTR2 expression profile with ≥1 non SSTR2+ lesions.
Source: Company data on file

VMT-α-NET Responses Deepen Over Time

Ten responders among 23 patients (43%)



Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
8.7 PD
7.9 PD
3.2 SD
2.6 SD
SD -5.1
SD -9.1
SD -18.9
SD -22.0
SD -22.0
SD -22.4
SD -25.0
SD -27.5
uPR -31.9
PR -40.7
PR -54.5
PR -54.6
PR -57.4
PR -59.5
PR -64.3
PR -65.5
PR -66.7
PR -74.1
Among patients whose tumors all express SSTR2 (n = 16):
• 50% response rate
• 72% progression free and alive
Cohort 2 with ≥1 non SSTR2+ lesions
ESMO
ASCO GI
AACR
ASCO
SSTR2+ all tumors

One participant in this group had anon-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTiVE® THERAPEUTICS

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study



2.5 mCi
5.0 mCi
First Response
Disease Progression
Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

Darker color segments of each bar represent the treatment period. Lighter color segments represent post-treatment follow-up. One unconfirmed PR occurred on latest scan prior to data cutoff on week 60 and could not be confirmed yet. Two patients passed away from progression of disease.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Spider Plot of Tumor Change Over Time by Patient

Cohort 1 and first half of Cohort 2, n = 25



Cohort 1 [212Pb]VMT-α-NET 2.5mCi
Cohort 2 [212Pb]VMT-α-NET 5.0mCi
Disease control in newly progressing patients
Responses continue to deepen over time, months beyond completion of therapy (unlike chemo)
Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
-80
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

One participant in this group had anon-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=68) and longer follow up (median 46 weeks)

Most common (>15%) TEAEs



Grade 3
Grade 2
Grade 1
Nausea
66%
Alopecia
65%
Fatigue
62%
Diarrhoea
40%
Lymphocyte count decreased
32%
Anaemia
28%
Abdominal pain
22%
Hypertension
18%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 23 patients (34%)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, influenza like illness and hyperglycemia. Grade 3 AE of syncope was reported in two pts.

*One subject was previously reported to have experienced grade 4 lymphopenia, but this was subsequently downgraded by the site to grade 3. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

[1]For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

Blood Creatinine During Follow-up for All Patients Treated (n=68)

No serious renal complications were reported



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
80
88
96
104
112
120
Study Week

Blood creatinine increase was reported as an AE in 10 patients and were Grade 1 only. Four have recovered, six are still ongoing.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Responses Deepen Over Time[2]

5 mCi x4 dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for Cohort 2 (5 mCi x4) expected throughout 2026

Ongoing dosing of additional cohorts for optionality

- Cohort 3 (6 mCi x 4): N = 20 as of April 30th, 2026
- Cohort 4 Frontloading (6, 5, 5, 4 mCi): Enrolling

Registration trial pending consultation with regulators

Expansion potential into other tumor types and settings

- Meningioma cohort: enrolling

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind



Whole body PET scan of a metastatic melanoma patient using VMT02

Need to Extend Checkpoint Reach

~40-60%
of patients do not respond to PD-1/PD-L1 blockade[1]

50%
1-year survival rate for metastatic melanoma[2]

Treatment Resistance
disease progression for many responders

Radiotherapy Can Help Improve Response

- **MC1R** highly expressed on melanoma and not normal tissue
- **Radiotherapies** can trigger cell death and drive immune response
- **Precision Approach** can expand responders and reduce toxicity

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239 ;[2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma



Phase 1 Dose-finding*
Phase 2 Expansion
Enrolling
Cohort 1
3.0 mCi x 3
n = 7
Enrolled
Cohort 2
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
1.5 mCi x 3
n = 5
Cohort 4
TBD mCi x 3
RP2D
nivolumab
(480mg every 4
weeks)
Enrolled
Cohort 1
nivo combo
1.5 mCi x 3
n = 2
Enrolled
Cohort 2
nivo combo
3.0 mCi x 3
n = 6
Cohort 3
nivo combo
TBD mCi x 3
Expansion Cohort
VMT01
RP2D
Expansion Cohort
VMT01 +
nivolumab
RP2D

As of July 31, 2026
*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease

~2 – 5 mos[1]

Observed PFS for heavily pre-treated melanoma patients



PR
SD
PD
0
8
16
24
32
40
48
56
64
72
Week
Full Analysis Set

Durable, long-term stable disease achieved in patients with a median of **4 prior lines of systemic therapy** (including **prior IO**)

New at ASCO 2026:
Patient who showed a confirmed partial response after 2 treatments



¹⁸F-FDG PET
CT
¹⁸F-FDG PET/CT
Baseline
After Cycle 1
After Cycle 2

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). [1]Sources available on slide Refractory Metastatic Melanoma Trials. Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE® THERAPEUTICS

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)

[212Pb]VMT01 was generally well tolerated as a single agent or in combination with nivolumab (n=27)



Grade 3
Grade 2
Grade 1
Fatigue
Nausea
Dyspnea
AST increased
Anemia
Abdominal pain
Vomiting
Pruritus
Pain in extremity
Muscular weakness
Hypoglycemia
Hypertension
Decreased appetite
COVID-19
Cough
Contipation
4%
52%
37%
19%
15%
11%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

TEAEs were predominantly of Grade 1 and 2

Grade 3 TEAEs in 8 patients (30%)

No Grade 4 or 5 TEAEs

Morris ZS et al, Poster Presentation at ASCO 2026 and company data on file. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

VMT01 Clinical Data Support Further Development

Well-tolerated with initial anti-tumor activity

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at multiple doses

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi dose for both monotherapy and nivolumab combination

Enrollment re-opened for 3 mCi monotherapy

Phase 1 dose escalation monotherapy and combination data expected late 2026

[1]Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration
due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

First patient dosed in study for advanced solid tumors in April 2025

Enrolled Cohort 3 in 2Q 2026

Planning for expansion into multiple large-tumor types underway

[1]World Molecular Imaging Congress 2024 abstract #82

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

Phase 1 Dose-finding

Enrolled

Cohort 1 ✓
2.5 mCi x 4
n = 2

Enrolled

Cohort 2 ✓
5.0 mCi x 4
n = 7

Enrolled

Cohort 3 ✓
6.0 mCi x 4
n = 8

Cohort 4
TBD mCi x 4

RP2D

Phase 2 Expansion

Expansion Cohort A
FAP tumor expressor
RP2D

Expansion Cohort B
FAP stroma expressor
RP2D

As of July 31, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PERSPECTIVE THERAPEUTICS

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma


1 hour
4 hour
18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain



Composition of Matter
Methods of Imaging and Treating
Chelator
PERSPECTIVE THERAPEUTICS
Manufacturing
Isotope

Strong Financial Position

Funding into late 2027

Cash, cash equivalents and short-term investments as of June 30, 2026	~$237 million
Share count as of June 30, 2026	~114.0 million
Outstanding common stock warrants & options as of June 30, 2026	~20.6 million

Based on our current plans, we believe our existing cash and cash equivalents will be sufficient to fund our current planned clinical milestones and operational investments into late 2027.[1]

[1]As of August 10, 2026 (the filing date of the Company's Q2 2026 Form 10-Q).

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice	Proprietary Chelator Discovery	Composition of Matter	Methods of Imaging and Treating	Vertically Integrated Manufacturing[1]
Potent alpha emitter with **rapid clearance for improved safety**	Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues	**Novel high affinity proprietary ligands** to high value targets in oncology	**Imaging** to optimize compound iteration based on **biodistribution**	**~400** doses **~150** patients treated at **30** sites on **3** continents

114 issued, allowed & pending patent applications:
methods of imaging & treating, manufacturing, COM, chelator & isotope

As of July 31, 2026. [1]Includes patients in company sponsored studies and investigator sponsored/initiated studies.

PERSPECTIVE® THERAPEUTICS

Built Over a Decade:
The Only Fully Integrated Radiopharmaceutical Platform from Isotope to Patient



- **Category defining radiopharmaceuticals**
- Clinical proof-of-concept established
- 108 issued, allowed and pending patents[1]
- Regional network for direct to hospital delivery
- Proprietary chelator for improved safety
- Commercial scale manufacturing
- Long-term ^{228}Th stockpile secured
- Lead selected as isotope of choice

[1] As of May 7, 2026.

PERSPECTIVE® THERAPEUTICS



Abbreviations

AACR: American Association for Cancer Research
AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
EMA: European Medicines Agency
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MAA: marketing authorization application
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

APPENDIX

Deep Leadership Across Radiopharmaceutical and Drug Development



Thijs Spoor
Chief Executive Officer
20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Joel Sendek
Chief Financial Officer
30+ years of expertise in the life sciences sector, including four prior CFO roles at life sciences companies



Markus Puhlmann, MD MBA
Chief Medical Officer
20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Paul Lyne, PhD
Chief Science Officer
25+ years of biopharma R&D leadership; helped advance 30+ oncology programs and contributed to multiple approved cancer medicines



Amos Hedt
Chief Business Strategy Officer
25+ years of expertise in early-stage drug development; 10+ years in radiopharmaceuticals



Jonathan Hunt
Chief Accounting Officer
25+ years of finance and accounting experience across diverse industries, including Fortune 500 companies.



Shane Cobb
EVP, Operations
30+ years in radiopharma and commercial operations, specializing in global supply chains and operational excellence.



Belén Carrillo-Rivas, D.Phil
SVP, Global Regulatory Affairs
20+ years of experience in worldwide regulatory strategy and guiding drug discovery and development across multiple therapeutic areas.



John Kappelhof
SVP, Program & Portfolio Mgt
30+ years in pharma and medical device industries, specializing in portfolio and program management.



John J. Grant, PhD
SVP, Business Development
20+ years in business development, focusing on oncology and rare disease, with pharma/biotech experience.



Fran Newark
VP, Clinical Operations
10+ years in global drug development, with deep expertise in Phase I–IV clinical trials and radiopharmaceuticals.



Annie J. Cheng, CFA
VP, Investor Relations
25+ years in the healthcare investment community, spanning sell-side equity research and in-house investor relations

PERSPECTIVE® THERAPEUTICS

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[6]	^{212}Pb-DOTAMTATE[7]	^{225}Ac-DOTATATE[8]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Status	Supported registration	Not on USPI[1], EMA MAA withdrawn[5]	Under FDA review	No subsequent study initiated	Phase III portion ongoing
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (65%), G3 (35%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Diarrhea, nausea, abdominal pain, asthenia, fatigue	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 41%	TEAE: 54% Lymphopenia (26%) Renal events (17%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	2 cases of myelodysplastic syndrome (1 deemed treated related)	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]EMA Assessment Report; [6]doi:10.1016/S0140-6736(26)00604-5; [7]ESMO 2025; [8]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Refractory Metastatic Melanoma Trials

	Lifileucel	Relatlimab + Nivolumab	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label[1] N=73 (65% of ITT)	RELATIVITY-020, open label[3] N = 351 (D1) + 163 (D2)	SWOG S1616, RCT[4] N= 68 (combo):23 (I only)	Open label[6] N=70	LEAP-004, open label[7] N=103
Patient population					
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	1	2
Prior ICI (%)	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	20% vs 13%[5]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.0 vs 2.7[5] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE® THERAPEUTICS

ICI Combo Rationale: Strong Synergy with VMT01 in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose VMT01 + anti-PD-1 vs.
Single dose VMT01 + dual ICI



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose VMT01 + anti-PD-1 ICI
71% complete response rate

In a preclinical model, superior efficacy was observed with **a lower radiation dose** in combination with ICIs



Tumor Volume (mm³)
1000
800
600
400
200
0
ICIs (n = 7)
1.9 MBq + ICIs (n = 7)
3.7 MBq + ICIs (n = 6)
5.6 MBq + ICIs (n = 7)
0
20
40
Days Post-Treatment

Key Takeaways:

- Single dose of VMT01 in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
[1]Li et al., Mol. Pharm., 2019; [2]Li et al., Cancers, 2021 [3] Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

PERSPECTIVE THERAPEUTICS

Metastatic Melanoma: Confirmed Partial Response after 2 Cycles of [^{212}Pb]VMT01

^{18}F-FDG PET Scans



Baseline | After Cycle 1 | After Cycle 2

Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

Perspective's CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa



^{18}F FDG
Mildly increased uptake in thyroid mass
Medullary thyroid cancer (MTC)



^{18}F fluoroDOPA
No abnormal uptake in thyroid mass
MTC



^{68}Ga PSV CCK2R81*
Significantly increased uptake in thyroid mass
MTC
PERSPECTIVE THERAPEUTICS

- 39 year old male
- MTC right lobe of thyroid gland (by FNAC)
- Unexplained high S. Calcitonin level (1202 pg/ml) & S. CEA level (19ng/ml)
- Clinically palpable right neck mass

| Clinical collaborator Dr Ishita Sen, Fortis Memorial Research Institute, Gurgaon, India

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

22 Issued Patents (full patent term expires 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, CCK2R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

5 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting PSC, VMT01 and certain other cellular receptors; methods of generating Pb-212 radionuclide

87 Pending Patent Applications (including 9 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, PSMA, and certain other cellular receptors
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator


Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 µs
β
α
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited


O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

PERSPECTIVE® THERAPEUTICS

Construct Designed for Better Clinical Outcome

[^{212}Pb]VMT-α-NET and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

Event	Agent	Grade ≥3	All events	Comment
TEAEs	AlphaMedix	54%	100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	34%	100%	
Nausea	AlphaMedix	3%	94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET		66%	
Vomiting	AlphaMedix		29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2%	11%	
Dysphagia	AlphaMedix	3%	49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed		
Renal events	AlphaMedix	17%	37%	VMT-α-NET: 11 incidences of Grade 1 increase in creatinine; 4 resolved, 7 ongoing
	VMT-α-NET	No serious renal complications reported		
Lymphopenia	AlphaMedix	26%	31%	
	VMT-α-NET	18%	32%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025		
	VMT-α-NET		28%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026. For class overview and sources, see slide NETs trials.

^{212}Pb Uniquely Suited for Combination with Immune Checkpoint Inhibitors

^{212}Pb Leaves TME More Hospitable to Immune Cells



1 Neoantigen release
Ac-225 decays/hr (billions)
Pb-212 decays/hr (billions)
Alpha decays per hour (billions)
700
600
500
400
300
200
100
Residual 225Ac activity presents toxic milieu for immune cells
2 APCs
3 Tumor infiltrating lymphocytes (TILs)
Time (hours)

1 Alpha particle-mediated cell death

- Neoantigen release (mins – hours)

2 2-5 days post-cell death

- APC accumulation in TME
  - ^{212}Pb: <5% activity remaining
  - ^{225}Ac: 70-85% activity remaining

3 5-14 days post cell death

- T cell expansion in TME (longer-term conversion into memory T cells)
  - ^{212}Pb: 0% activity remaining
  - ^{225}Ac: 40-70% activity remaining

APCs - Antigen Presenting Cells; TILs – Tumor infiltrating Lymphocytes; TME – Tumor microenvironment

PERSPECTIVE THERAPEUTICS

Kinetics Matter: ^{212}Pb Hits Hard and Fast for Strong Activity with Less Systemic Exposure



Pb-212 t½ =10.6 hrs
Lu-177 t½ = 6.6 days
Ac-225 t½ = 9.9 days
100%
75%
50%
25%
0%
Cumulative dose delivered (%)
24 hrs
~80% of total
Pb-212 alphas
delivered to tumor
23 days
~80% of total
Ac-225 alphas
delivered to tumor
0
5
10
15
20
25
30
Days after administration

Based on physical radioactive decay. Clinical dosimetry additionally reflects biological clearance and daughter isotopes.

PERSPECTIVE THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-target Toxicity



Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10^19 y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds



221Fr
217At
213Bi
213Po



α
O
OH
R
NH
N
225Ac
Target Organs
Liver
Kidneys
β

PERSPECTIVE THERAPEUTICS

Isotope: Decay Chain – Product Implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast



225Ac Decay and Daughter Ingrowth
225Ac 221Fr 217At 213Bi 209Tl 213Po
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
T0
Post Final
Purification
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T4
4 h post
Radiolabeling
Unbound
Isotopes
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS